UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

XPERI INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting

of Stockholders

Thursday, April 27, 2023

7:30 a.m., Pacific Time

Cambria Hotel Calabasas

26400 Rondell Street

Calabasas, CA 91302

The 2023 Annual Meeting of the Stockholders (“Annual Meeting”) of Xperi Inc. (the “Company”) will be held on Thursday, April 27, 2023 at 7:30 a.m. Pacific Time, at Cambria Hotel Calabasas, 26400 Rondell Street, Calabasas, CA 91302, for the following purposes.

1.
To elect five (5) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
2.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
3.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on February 28, 2023 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of proxy materials and lowers the costs of printing and distributing our Annual Meeting materials. On or about March 14, 2023, a Notice of Internet Availability of Proxy Materials was mailed to our stockholders containing instructions on how to access our 2023 Proxy Statement and 2022 Annual Report on Form 10-K, and how to vote online. The notice also included instructions on how you can receive a copy of your Annual Meeting materials, including the notice of Annual Meeting, proxy statement, and proxy card by mail, via e-mail or by downloading them online. If you choose to receive your Annual Meeting materials by mail, the notice of Annual Meeting, proxy statement, proxy card and annual report will be enclosed. If you choose to receive your Annual Meeting materials via e-mail, the e-mail will contain voting instructions and links to the annual report and the proxy statement on the Internet, both of which are available at http://www.proxyvote.com and on our website at investor.xperi.com. If you access http://www.proxyvote.com using the instructions on the Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the annual meeting materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

To ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet, by telephone or by mail.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

Xperi Inc.

/s/ Rebecca K. Marquez

REBECCA K. MARQUEZ

Secretary

San Jose, California

March 14, 2023

Xperi Inc.

2190 Gold Street

San Jose, CA 95002

PROXY STATEMENT FOR THE ANNUAL MEETING

OF STOCKHOLDERS

TO BE HELD ON APRIL 27, 2023

This proxy statement is furnished in connection with the solicitation of proxies for use prior to or at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Xperi Inc. (together with its subsidiaries, herein referred to as the “Company” or “Xperi”), a Delaware corporation, to be held at 7:30 a.m. Pacific Time on Thursday, April 27, 2023 and at any adjournments or postponements thereof for the following purposes:

•
To elect five (5) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
•
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
•
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

We made this proxy statement and accompanying form of proxy available to stockholders beginning on March 14, 2023.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting to be Held on April 27, 2023:

This proxy statement, form of proxy and the Company’s 2022 Annual Report on Form 10-K are available electronically at http://www.proxyvote.com and on our website at investor.xperi.com.

XPERI - Proxy Statement	5

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

References to “Xperi,” “we,” “us” and “our” refer to Xperi Inc. and its consolidated subsidiaries. References to “RSUs” refer to time-based vesting restricted stock units. References to “performance-based RSUs” refer to company-designated performance-based vesting restricted stock units.

Business Highlights

In October 2022, we completed our spin-off from our former parent Xperi Holding Corporation (now known as Adeia Inc.) ("Adeia" or "Former Parent") and became an independent publicly-traded company focused on entertainment technology products and services. Our common stock is now listed on the New York Stock Exchange under the symbol "XPER." We are excited to begin our journey as an independent company.

Despite a challenging macroeconomic environment, our 2022 total revenue was $502 million, representing a 3% increase from the prior year. We are making material progress in our key growth areas, with traction and momentum in our Media Platform, IPTV, and Connected Car businesses:

•
We welcomed Vestel as the first OEM partner to incorporate the TiVo Operating System ("TiVo OS") into Smart TVs, validating the Company's independent Media Platform strategy.
•
We surpassed 1.2 million Video Over Broadband (IPTV) subscriber households, finishing the year with subscribership up 80% and IPTV revenue more than doubling compared to 2021.
•
We launched the DTS AutoStage infotainment platform, which is now in production with five car brands and is being deployed in more than 100 models across 140 countries, demonstrating the global value of our solution.
•
We secured our first design win for TiVo’s video platform in Connected Car with a major European automotive manufacturer, with vehicles expected to begin shipping in late 2023.
•
We were awarded design wins for our DTS AutoSense in-cabin monitoring solution with a large European vehicle manufacturer and a top-3 Japanese automotive OEM, validating the Company’s in-cabin safety technology as an industry leader.
•
We broadened the IMAX® Enhanced ecosystem with new releases from Disney+ and Sony Pictures, and new agreements with Rakuten TV and TCL.

Governance Highlights

We are committed to high standards of corporate governance. The Company’s corporate governance program features the following:

•
a strong independent chairman of the Board;
•
all of our directors, other than our CEO, are independent;
•
majority voting for election of directors in uncontested elections;
•
a diverse Board with broad industry experience, backgrounds, and technical and financial expertise;
•
no stockholder rights plan;
•
regularly updated charters for each of the Board’s committees, which clearly establish the roles and responsibilities of each such committee;

XPERI - Proxy Statement	6

•
regular executive sessions among our non-employee and independent directors;
•
a Board that enjoys unrestricted access to the Company’s management, employees and professional advisers;
•
each director nominee attended at least 75% of the aggregate of the total number of Board meetings and total number of meetings of Board committees on which such director served during the time such director served on the Board or committees;
•
a clear Code of Business Conduct and Ethics that is reviewed regularly for best practices;
•
a clear set of Corporate Governance Guidelines that is reviewed regularly for best practices;
•
a clawback policy that provides that our Compensation Committee or Board of Directors may require the forfeiture or recovery of incentive compensation from an executive officer in the event of restatement of the Company’s financial results due to its material noncompliance with any financial reporting requirement under U.S. securities laws;
•
an anti-corruption policy that applies to all employees and directors, to ensure compliance with the U.S. Foreign Corrupt Practices Act and all other applicable anti-corruption and anti-bribery laws;
•
a policy prohibiting hedging, pledging or shorting of company stock by all employees and directors;
•
a policy to assist directors and personnel to provide full, fair, accurate, timely and understandable disclosures about the Company in accordance with federal securities laws;
•
a policy requiring disclosure of related person transactions involving directors or executive officers, and approval or ratification of such transactions by the Audit Committee;
•
the Compensation Committee’s engagement of an independent compensation consultant; and
•
minimum stock ownership requirement of three times base salary for our CEO, one times base salary for our other executive officers, and one times annual cash retainer (excluding committee and chair retainers) for our directors, to ensure that our executive officers and directors remain aligned with the interests of the Company and its stockholders.

Environmental, Social, and Governance (ESG) Highlights

At Xperi, we understand our investment in ESG plays a role in our ongoing success, which is why we aim to understand and address our ESG risks with flexibility, transparency, and accountability. Our goal is to enable extraordinary experiences for millions of people around the world and that starts with a commitment to a brighter future for everyone.

We started our ESG journey in 2021 with the completion of our inaugural materiality assessment. In 2022, we continued to lay a strong foundation for our ESG program by hiring an ESG lead and creating a framework of policies and programs to further our ESG efforts. We also worked to establish internal committees and identify subject matter experts who will guide and support Xperi’s ESG program as it continues to evolve.

In 2022, we set targets within each of the focus areas of our ESG program: Culture and Belonging, Resilience, and Community Impact. These targets will allow us to track the success of our ESG program and establish future areas of focus for improvement and growth. We also conducted our first greenhouse gas inventory for our Scopes 1, 2, and 3 emissions, which will inform our goal setting in the future as we work to address our carbon footprint.

XPERI - Proxy Statement	7

Our ESG strategy will help Xperi combat future risks, while allowing us to identify potential opportunities for growth. As our ESG program continues to evolve and mature, we will report against our targets, disclosures, and progress annually.

Please visit our website at investor.xperi.com for more information on ESG at Xperi.

Workforce & Board Diversity

We are dedicated to creating a workplace where all employees have a voice, feel safe and valued, and are acknowledged for their unique contributions to our business outcomes. Driven by our vision, mission, and values, our culture shapes the standards that influence our performance and the way we work.

At Xperi, we prioritize diversity and seek to create an environment where all can contribute and succeed. As part of this effort, we created the Diversity, Equity and Inclusion (DEI) Council, which helps identify and address topics related to diversity, equity and inclusion across recruitment, retention, and promotion at Xperi.

We have numerous employee resource groups (ERGs), employee-led, voluntary communities for groups that share similar backgrounds or identities. ERGs develop programming throughout the year supporting culture and belonging, encourage diversity, and empower employees to achieve their personal and career goals. Our current ERGs represent the LGBTQ+ community (PRIDE at Xperi), the Black community (Mahogany at Xperi, or MaX), women (Women in Tech, or WiT), and veterans (Veterans at Xperi, or VaX). We are also a member of the business coalition in support of the Equality Act, a measure that supports federal legislation that would provide the same basic protections to LGBTQ+ people that are provided to other protected groups under federal law. In our ongoing efforts to support progress on DEI and inclusive workplace initiatives, we continue to track and report employee demographic information.

The Board of Directors believes that board diversity is important to serving the long-term interests of stockholders, and takes diversity into consideration when identifying potential director candidates.

XPERI - Proxy Statement	8

Board Nominees

		Director	Experience/	Independent		Committee	Other Company
Name	Age	Since	Qualification	Yes	No	Memberships	Boards
Darcy Antonellis	60	2022	• Public and private company executive • Extensive experience in content services, media and entertainment industry			• Nominating and Corporate Governance Committee Chair • Audit Committee • Compensation Committee	• Cinemark Holdings, Inc. • Metaverse Acquisition Corp. (private) • Vionlabs AB (private)
Laura J. Durr	62	2022	• Public company CFO experience • Extensive accounting and finance expertise • Financial and operational experience in leading Silicon Valley technology companies			• Audit Committee Chair • Nominating and Corporate Governance Committee	• NETGEAR, Inc. • Owlet Baby Care
David C. Habiger	54	2022	• CEO experience • Extensive experience in digital media and entertainment • Director of the Federal Reserve Bank of Chicago			• Board Chair • Compensation Committee	• J.D. Power (private)
Jon E. Kirchner	55	2022	• Public company CEO • Extensive experience in digital media and entertainment			None	• Free Stream Media Corp (Samba TV) (private)
Christopher Seams	60	2022	• Public company executive • Extensive experience in technology industry • Senior member of IEEE			• Compensation Committee Chair • Audit Committee • Nominating and Corporate Governance Committee	• ONTO Innovation Inc.

Darcy Antonellis has served on the Board since October 2022, following the Company's spin-off from its Former Parent. Prior to that she served as a member of the Board of Directors of Xperi Holding Corporation since June 2020, following the merger between Xperi Corporation and TiVo Corporation. Prior to that, she was a director of Xperi Corporation beginning in December 2018. Ms. Antonellis has been Executive Advisor of Amdocs Limited (NASDAQ: DOX) since August 2021. Prior to that she served as Division President, Amdocs Media, and Chief Executive Officer of Vubiquity Inc. until it was acquired by Amdocs in 2018. From June 1998 until December 2013, she held numerous positions at Warner Bros. Entertainment Inc., a Time Warner company, including President, Technical Operations and Chief Technology Officer. Ms. Antonellis serves on the board of directors of each of Cinemark Holdings, Inc., Vionlabs AB, and Metaverse Acquisition Corp.

Laura J. Durr has served on the Board since September 2022, prior to the Company's spin-off from its Former Parent. Prior to that she served as a member of the Board of Directors of Xperi Holding Corporation beginning in June 2020, following the merger of Xperi Corporation and TiVo Corporation. Prior to that, she served as a member of the Board of Directors of TiVo Corporation beginning in April 2019. Ms. Durr served as the Executive Vice President and Chief Financial Officer of Polycom, Inc. from May 2014 until its acquisition by Plantronics Inc. in July 2018. Prior to joining Polycom, Ms. Durr held executive positions in finance and administration at Lucent Technologies and International Network Services and also spent six years at Price Waterhouse LLP. Ms. Durr serves on the boards of directors of NETGEAR, Inc. and Owlet, Inc.

XPERI - Proxy Statement	9

David C. Habiger has served on the Board since October 2022, following the Company's spin-off from its Former Parent. Prior to that, he served as a member of the Board of Directors of Xperi Holding Corporation beginning in June 2020, following the merger between Xperi Corporation and TiVo Corporation. Prior to that, he served as a director of Xperi Corporation beginning in December 2016, and prior to that, served on the board of DTS, Inc. beginning in March 2014. Mr. Habiger currently serves as the Chief Executive Officer of J.D. Power, a privately held company. Mr. Habiger served as the interim CEO at Textura Corporation, a software company focused on construction management, from May 2015 until its sale to Oracle Corporation in June 2016. He currently is a member of the Board of Directors of the Federal Reserve Bank of Chicago.

Jon E. Kirchner has served on the Board and as Chief Executive Officer since October 2022, following the Company's spin-off from its Former Parent. Prior to that, he served as a member of the Board of Directors and CEO of Xperi Holding Corporation beginning in June 2020, following the merger between Xperi Corporation and TiVo Corporation. Previously he was CEO of Xperi Corporation beginning in June 2017. Prior to that, Mr. Kirchner was President of Xperi Corporation following the completion of the acquisition of DTS, Inc. in December 2016. Mr. Kirchner served as DTS’s Chairman of the board of directors from 2010 to December 2016 and was a member of DTS’s board of directors beginning in 2002. He served as DTS’s Chief Executive Officer from 2001 to 2016, and served in a number of senior leadership roles at DTS from 1993 to 2001. Prior to joining DTS, Mr. Kirchner worked for the consulting and audit groups at Price Waterhouse LLP (now PricewaterhouseCoopers LLP).

Christopher Seams has served on the Board since October 2022, following the Company's spin-off from its Former Parent. Prior to that, he served as a member of the Board of Directors of Xperi Holding Corporation beginning in June 2020, following the merger between Xperi Corporation and TiVo Corporation. Prior to that, he served as a director of Xperi Corporation beginning in December 2016, and prior to that, served as a director at Tessera Technologies, Inc. beginning in March 2013. From 2013 to 2016, Mr. Seams was the Chief Executive Officer of Deca Technologies. Prior to Deca Technologies, Mr. Seams served as executive vice president of sales and marketing at Cypress Semiconductor and held various technical and operational management positions in manufacturing, development, and operations. Mr. Seams is chairman of the board of ONTO Innovation Inc., and served as a director on the board of Nanometrics Corporation from 2015 to 2019. Prior to joining Cypress in 1990, he worked in process development for Advanced Micro Devices and Philips Research Laboratories. Mr. Seams is a senior member of the Institute of Electrical and Electronics Engineers (“IEEE”), and a member of the National Association of Corporate Directors ("NACD") and American College of Corporate Directors ("ACCD").

Executive Compensation

Philosophy

The executive compensation program emphasizes performance-based compensation and the amount of compensation paid to our executives varies significantly based on overall strategic and financial performance. The primary objective of our executive compensation program is to build long-term stockholder value. Our approach to short-term compensation is to pay for current results and strategic actions taken that are expected to translate into improved future financial performance. Combined with our emphasis on long-term equity compensation, we believe this approach appropriately motivates, rewards and retains our executives, while providing strong alignment with our stockholders. We hold our executives to stringent performance standards and, as a result, our executive compensation plans are designed to pay competitively if strategic and financial performance objectives are met and less so if targeted performance levels are not achieved.

XPERI - Proxy Statement	10

The Board or Compensation Committee has adopted the following practices related to executive compensation:

Compensation Practices

•
Clawback policy
•
Minimum stock ownership guidelines
•
No single-trigger change in control agreements
•
No guaranteed bonuses under our annual bonus plan and extremely limited perquisites
•
Prohibition on hedging and pledging shares
•
No stock option exchanges or repricing without stockholder approval

A more detailed discussion of our executive compensation program and practices is set forth under the heading “Executive Compensation and Related Information” below.

Auditors

The Audit Committee appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company and its subsidiaries for the year ending December 31, 2023. We are asking our stockholders to ratify this appointment.

Voting Matters	Board Vote Recommendation	Page Reference (for more detail)
Proposal 1 – Election of Directors	FOR	16
Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	43

XPERI - Proxy Statement	11

About the Meeting

What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on: (1) the election of five directors; (2) the ratification of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and (3) any other business that may properly come before the meeting.

Who is Entitled to Vote?

Only holders of record of our common stock as of the close of business on February 28, 2023 are entitled to receive notice of, and vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. No cumulative voting is permitted for election of directors. At the close of business on February 28, 2023, there were 42,084,591 shares of common stock issued and outstanding.

What are the Board of Directors’ Recommendations on the Proposals?

The Board’s recommendation is set forth together with the description of each proposal in this Proxy Statement. In summary, the Board unanimously recommends a vote FOR each nominee for director, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

How do I Vote My Shares at the Annual Meeting?

Stockholders whose shares are registered in their own names may vote by proxy by mail, over the Internet or by telephone. Instructions for voting by proxy over the Internet or by mail are set forth on the Notice Regarding the Availability of Proxy Materials for the Annual Meeting mailed to you, or on the proxy card mailed to you if you chose to receive materials by mail. Instructions for voting by proxy by telephone are available on the Internet site identified on the Notice Regarding the Availability of Proxy Materials for the Annual Meeting or on the proxy card mailed to you if you chose to receive materials by mail. The Internet and telephone voting facilities will close at 8:59 pm Pacific Time on April 26, 2023. If you access http://www.proxyvote.com using the instructions on the Notice, you also will be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

XPERI - Proxy Statement	12

If you sign and return a proxy card by mail but do not give voting instructions, your shares will be voted (1) FOR all five of the nominees named in Proposal No. 1 in this proxy statement; (2) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023; and (3) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee who is the record holder of the shares, authorizing you to vote at the Annual Meeting.

Can I Change My Vote After I Return My Proxy Card?

Yes, any proxy may be revoked at any time before it is exercised by filing with the Company’s Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Annual Meeting virtually and desire to vote at the Annual Meeting are requested to so notify the Secretary in writing prior to the time of the Annual Meeting. Attending the meeting will not revoke your proxy unless you specifically request it. We request that all such written notices of revocation to the Company be addressed to Rebecca K. Marquez, Secretary, Xperi Inc., at the address of our principal executive offices at 2190 Gold Street, San Jose, CA 95002. Our telephone number is (408) 519-9100. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

What Does it Mean if I Get More than One Proxy Card?

If your shares are registered differently or are in more than one account, you may receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted.

XPERI - Proxy Statement	13

What does “Householding” mean and How Does it Affect Me?

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Annual Report on Form 10-K and proxy statement, if they have elected to receive proxy materials by mail. This allows us to save money by reducing the number of documents we must print and mail, and helps protect the environment. Householding is available to both registered stockholders (i.e. those stockholders with certificates registered in their name) and street name holders (i.e. those stockholders who hold their shares through a brokerage).

If you are a registered stockholder that has requested to receive proxy materials by mail and you have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Annual Report on Form 10-K and proxy statement for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, NY 11717, or by calling (866) 540-7095. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a householded mailing this year, and you would like to have additional copies of our Annual Report on Form 10-K and proxy statement mailed to you, please call Investor Relations at (408) 519-9100, send an e-mail request to IR@xperi.com, or write to c/o Investor Relations, Xperi Inc., 2190 Gold Street, San Jose, CA 95002 and we will promptly mail the requested copy.

Registered stockholders that have requested to receive proxy materials by mail and have not consented to householding will continue to receive copies of our Annual Reports on Form 10-K and our proxy statements for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of the Annual Reports on Form 10-K and proxy statements for all registered stockholders residing at the same address by contacting Broadridge as outlined above.

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

What is a Quorum?

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the outstanding shares of our common stock present in person or represented by proxy will constitute a quorum. We will appoint an election inspector for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or in person at the Annual Meeting.

What Vote is Required to Approve Each Proposal?

Proposal 1—Election of Directors

The Company has adopted a majority vote standard for non-contested director elections and a plurality vote standard for contested director elections. The voting standard is discussed further under the section entitled “Proposal No. 1—Election of Directors—Required Vote and Board of Directors Recommendation.”

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Abstentions have the same effect as negative votes on this proposal. As discussed below, we do not expect to have any broker non-vote for this proposal because Proposal 2 is considered a “routine” matter for which the broker has the discretionary authority to vote on behalf of the beneficial owners.

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What are Broker Non-Votes?

If your shares are held by a broker, bank or other stockholder of record, in nominee name or otherwise (typically referred to as being held in “street name”) and you do not instruct your broker how to vote your shares, your broker will not have discretion to vote your shares on any of the non-routine matters. A broker non-vote occurs when a broker, bank, or other stockholder of record, exercising its fiduciary powers, submits a proxy for the Annual Meeting but does not vote on a particular proposal because such holder does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. At the Annual Meeting, Proposal 1 (Election of Directors) is considered a non-routine matter and therefore brokers do not have the discretion to vote and broker non-votes may occur. Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, is treated as a routine matter and therefore we do not expect any broker non-votes for Proposal 2.

Broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum. We encourage you to provide instructions to your broker regarding the voting of your shares.

What Happens if I Abstain?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, they will be treated as a “no” or “none” vote depending upon the matter to be voted upon – please see “What vote is required to approve each proposal?” above for the specific result of an abstention vote.

How Will Xperi Solicit Proxies?

We have retained Broadridge to assist in the distribution of proxy materials. The costs and expenses of preparing and mailing proxy solicitation materials for the Annual Meeting and other costs of the proxy solicitation will be borne by us. Certain of our officers, employees and third parties may also solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone or personal solicitation. No additional compensation will be paid to officers, directors or regular employees for such services. We may pay fees to other third-party solicitors. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

XPERI - Proxy Statement	15

Proposal 1—Election of Directors

The Board of Directors has nominated the five (5) individuals identified under “Director Nominees” below for election as directors, all of whom are currently directors of the Company. Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Our Board of Directors is currently comprised of five (5) members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the five (5) nominees designated below to serve until the 2024 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.

Darcy Antonellis Director since 2022 Age 60

Skills and Qualifications:

•
Public and private company executive
•
Extensive experience in content services, media and entertainment industry
•
Extensive operations and engineering experience
•
Three-time Emmy recipient within Technical Production and Engineering
•
Voting member of the Academy of Motion Picture Arts and Sciences
•
Society of Motion Picture and Television Engineers ("SMPTE") Fellow
•
M.B.A. from Fordham University
•
BSEET from Temple University

Current Directorships:

•
Cinemark Holdings, Inc.
•
Metaverse Acquisition Corp. (private)
•
Vionlabs AB (private)

Past Directorships:

•
Xperi Holding Corporation
•
Xperi Corporation
•
Vubiquity, Inc.
•
KidSave, a non-profit organization

Current Xperi Committee Assignments:

•
Nominating and Corporate Governance Committee Chair
•
Audit Committee member
•
Compensation Committee member

Darcy Antonellis has served as a director at Xperi Inc. since its spin-off from its Former Parent in October 2022. Previously she served as a director at Xperi Holding Corporation beginning in June 2020. Prior to that, she served as a director at Xperi Corporation beginning in December 2018.

XPERI - Proxy Statement	16

Ms. Antonellis has been Executive Advisor of Amdocs (NASDAQ: DOX) since August 2021. Prior to that, she served as Division President, Amdocs Media, and Chief Executive Officer of Vubiquity Inc. (acquired by Amdocs in 2018), a global media and entertainment distribution technology and services provider. Prior to joining Vubiquity in 2014, Ms. Antonellis held numerous positions at Warner Bros., including President, Technical Operations and Chief Technology Officer.

Ms. Antonellis also currently serves on the boards of directors of Cinemark Holdings Inc., Metaverse Acquisition Corp., and Vionlabs AB.

Ms. Antonellis is a three-time Emmy recipient in the areas of technical production (2-CBS Olympics) and engineering innovation (Warner Bros platform development). She served as a member of the Women’s Tennis Association (WTA) Advisory Council, providing technology and media insights to benefit professional women’s tennis. She is a voting member of the Academy of Motion Picture Arts and Sciences and an SMPTE Fellow, and holds patents in the areas of digital distribution and audio/visual processing technologies.

Ms. Antonellis received a B.S. in electrical engineering from Temple University and an M.B.A. from Fordham University.

The Board believes Ms. Antonellis brings extensive expertise in executive management, operations, and engineering, and her in-depth understanding of content services, media, and the entertainment industry to her role as a member of the Board.

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Laura J. Durr Director since 2022 Age 62

Skills and Qualifications:

•
Public company CFO experience
•
Extensive accounting and financial expertise
•
Financial leadership and executive operational experience
•
Experience leading and advising Silicon Valley technology companies
•
B.S. in Accounting from San Jose State University

Current Directorships:

•
NETGEAR, Inc.
•
Owlet, Inc.

Past Directorships:

•
Xperi Holding Corporation
•
TiVo Corporation

Current Xperi Committee Assignments:

•
Audit Committee Chair
•
Nominating and Corporate Governance Committee member

Laura J. Durr has served as a director at Xperi Inc. since September 2022, prior to its spin-off from its Former Parent. She previously served as a director at Xperi Holding Corporation since June 2020. Prior to that, she served as a member of the Board of Directors of TiVo Corporation beginning in April 2019.

Ms. Durr served as the Executive Vice President and Chief Financial Officer of Polycom, Inc. from May 2014 until its acquisition by Plantronics Inc. in July 2018. Prior to becoming Chief Financial Officer, Ms. Durr held various finance leadership roles at Polycom between 2004 and 2014, including Senior Vice President-Worldwide Finance, Chief Accounting Officer and Worldwide Controller. Prior to joining Polycom, Ms. Durr held executive positions in finance and administration at Lucent Technologies and International Network Services and also spent six years at Price Waterhouse LLP.

Ms. Durr currently serves on the board of directors of NETGEAR, Inc., a global networking company that delivers innovative products and services to consumers, businesses and service providers. She also serves on the board of directors of Owlet, Inc.

Ms. Durr was a certified public accountant and holds a B.S. in Accounting from San Jose State University.

The Board believes that Ms. Durr brings valuable leadership, operational and strategic experience and insight, given her background in finance and strategy for leading Silicon Valley technology companies, to her role as a member of the Board.

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David C. Habiger Director and Chairman since 2022 Age 54

Skills and Qualifications:

•
CEO experience
•
Extensive experience in digital media and entertainment
•
Recipient of Ernst & Young Entrepreneur of the Year Award
•
Chosen as one of the Digital Power 50 by the Hollywood Reporter
•
Selected as one of Corporate Leader Magazine’s 40 under 40 Business Leaders
•
Serving as a director on the Chicago Federal Reserve Board
•
M.B.A. from the University of Chicago

Current Directorships:

•
J.D. Power (private)

Past Directorships:

•
Xperi Holding Corporation
•
Xperi Corporation
•
DTS, Inc.
•
Noble Rock Acquisition Corporation (SPAC)
•
Immersion Corporation
•
Enova International, Inc
•
RealD Inc.
•
Textura Corporation
•
Sonic Solutions
•
Control 4 Corporation
•
Echo Global Logistics, Inc.
•
GrubHub, Inc.
•
Stamps.com Inc.
•
Pritzker Group Venture Partner
•
Silver Lake Partners

Current Xperi Committee Assignments:

•
Chairman of the Board
•
Compensation Committee member

David C. Habiger has served as chairman of the board at Xperi Inc. since its spin-off from its Former Parent in October 2022. He previously served as chairman of the board at Xperi Holding Corporation beginning in June 2020. Prior to that, he served as a director at Xperi Corporation beginning in December 2016. Prior to that, he served on the DTS, Inc. board beginning in March 2014, including as Chair of the Compensation Committee and a member of the Audit Committee.

Mr. Habiger is currently CEO at J.D. Power. Previously, Mr. Habiger was the CEO of Textura Corporation prior to its sale to Oracle. He also held the CEO position at NDS Group Ltd. prior to its sale to Cisco Systems, and was president and CEO at Sonic Solutions prior to its sale to Rovi. He demonstrated his skill in leading companies through all stages of development by guiding Sonic through an IPO and to its position as a leading cloud-based provider of premium movies and TV shows.

Mr. Habiger is a director on the Board of Directors of the Federal Reserve Bank of Chicago. He serves on the Systems Activities, Bank Operations, and Risk Committee (SABOR) and the Governance & Human Resources Committee for the Federal Reserve. He is also a member of the board of trustees at Rush University Medical Center. Mr. Habiger has served on a variety of other public and private boards and is a member of the Society of Motion

XPERI - Proxy Statement	19

Picture and Television Engineers.

Mr. Habiger received a BBA degree from St. Norbert College and an MBA from the University of Chicago.

The Board believes that Mr. Habiger brings extensive experience and leadership skills in the digital media and entertainment industries, in-depth knowledge and understanding of the consumer electronics industry, and expertise in executive management to his role as Chairman of the Board.

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Jon E. Kirchner Director since 2022 Age 55

Skills and Qualifications:

•
Public company CEO
•
Extensive experience in digital media and entertainment industry
•
Recipient of Ernst & Young Technology Entrepreneur of the Year Award
•
Recipient of "Digital 25: Leaders in Emerging Entertainment" award from Producers Guild of America
•
B.A. in Economics from Claremont McKenna College

Current Directorships:

•
Free Stream Media Corporation (Samba TV) (private)

Past Directorships:

•
Xperi Holding Corporation
•
Xperi Corporation
•
DTS, Inc.

Jon E. Kirchner has served as CEO and director at Xperi Inc. since its spin-off from its Former Parent in October 2022. Prior to that, Mr. Kirchner served as CEO and director at Xperi Holding Corporation beginning in June 2020. Previously he was CEO of Xperi Corporation beginning in June 2017. Prior to that, Mr. Kirchner was President of Xperi Corporation following the completion of the acquisition of DTS, Inc. in December 2016. At DTS, he was appointed Chairman of the Board of Directors in 2010, served on the board of directors beginning in 2002, and served as the company's Chief Executive Officer beginning 2001. Prior to his tenure of Chief Executive Officer, Mr. Kirchner served in a number of senior leadership roles at DTS from 1993 to 2001, including President, Chief Operating Officer and Chief Financial Officer. Mr. Kirchner led DTS through a period of significant success, growing it from a small startup to a global industry leader generating over $190 million in licensing revenue.

Prior to joining DTS, Mr. Kirchner worked for the consulting and audit groups at Price Waterhouse LLP (now PricewaterhouseCoopers LLP). During his tenure at Price Waterhouse LLP, he advised clients on a range of strategy, finance, operations and valuation issues. In 2012, Mr. Kirchner received the Ernst & Young Technology Entrepreneur of the Year Award for Greater Los Angeles, and in 2011, he was honored by the Producers Guild of America, receiving the “Digital 25: Leaders in Emerging Entertainment” award for being among the visionaries that made significant contributions to the advancement of digital entertainment and storytelling.

Since June 2012, Mr. Kirchner has also served on the board of directors of Free Stream Media Corporation (Samba TV), a leader in developing cross platform TV experiences for consumers and advertisers.

Mr. Kirchner was previously a Certified Public Accountant and received a B.A. in Economics, cum laude, from Claremont McKenna College.

The Board believes that Mr. Kirchner brings experience in the senior management of public companies (including service as chairman, president, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer), extensive experience in the digital media and entertainment industries, and knowledge of the Company as its Chief Executive Officer, to his role as a member of the Board.

XPERI - Proxy Statement	21

Christopher Seams Director since 2022 Age 60

Skills and Qualifications:

•
Public company executive
•
Extensive experience in technology industry
•
Member of IEEE
•
Served on Engineering Advisory Council for Texas A&M University
•
M.S. in Electrical and Computer Engineering from the University of Texas at Austin
•
B.S. in Electrical Engineering from Texas A&M University

Current Directorships:

•
ONTO Innovation Inc. (formerly Nanometrics)

Past Directorships:

•
Xperi Holding Corporation
•
Xperi Corporation
•
Deca Technologies Inc.

Current Xperi Committee Assignments:

•
Compensation Committee Chair
•
Audit Committee member
•
Nominating and Corporate Governance Committee member

Christopher Seams has served as director at Xperi Inc. since its spin-off from its Former Parent in October 2022. Previously he served as a director at Xperi Holding Corporation beginning in June 2020, when Xperi Corporation merged with TiVo Corporation. Prior to that, he served as a director at Xperi Corporation beginning in December 2016, when Tessera Technologies, Inc. acquired DTS, Inc. Prior to that, he served as a director at Tessera Technologies, Inc. beginning in March 2013.

From 2013 to 2016, Mr. Seams was the Chief Executive Officer of Deca Technologies, a subsidiary of Cypress Semiconductor Corporation. Prior to Deca Technologies, Mr. Seams served as Executive Vice President of Sales & Marketing at Cypress. He also previously served as an Executive Vice President of Worldwide Manufacturing & Research and Development of Cypress. Mr. Seams joined Cypress in 1990 and held various technical and operational management positions in manufacturing, development, and operations. Prior to joining Cypress in 1990, he worked in process development for Advanced Micro Devices and Philips Research Laboratories.

Mr. Seams also currently serves as Chairman of the Board of Directors of ONTO Innovation Inc. (formerly Nanometrics).

Mr. Seams earned his bachelor’s degree in electrical engineering from Texas A&M University and his master’s degree in electrical and computer engineering from the University of Texas at Austin. Mr. Seams has a Professional Certificate in Advanced Computer Security from Stanford University and is a senior member of the Institute of Electrical and Electronics Engineers. Mr. Seams is a member of the ACCD as well as a member and Certified Director of the NACD.

The Board believes that Mr. Seams brings extensive technology, leadership, and business experience to his role as a member of the Board.

XPERI - Proxy Statement	22

REQUIRED VOTE AND BOARD OF DIRECTORS’ RECOMMENDATION

Our bylaws provide that, in an uncontested election, each director will be elected by a majority of votes cast. A “majority of votes cast” means the number of shares voted “for” a director exceeds the number of votes cast “against” that director. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have no effect on the outcome of the election of directors.

Our Corporate Governance Guidelines (the “Guidelines”) include a director resignation policy providing that, in uncontested elections, a director candidate, nominee or appointee who receives more votes "against" election than votes "for" election is expected to tender a written offer of resignation to the Board. The Nominating and Corporate Governance Committee will promptly consider the director's offer of resignation, and recommend to the Board whether to accept or reject it. The Board will act on the Nominating and Corporate Governance Committee's recommendation within 90 days after receiving it.

Our bylaws further provide that, in a contested election, each director will be elected by a plurality of the votes cast. This means that the nominees receiving the largest number of affirmative votes will be elected.

The Board of Directors recommends that the stockholders vote “FOR” the election of each of Darcy Antonellis, Laura J. Durr, David C. Habiger, Jon E. Kirchner, and Christopher Seams.

XPERI - Proxy Statement	23

Governance of the Company

Pursuant to the Delaware General Corporation Law and the Company’s bylaws, our business, property and other affairs are managed by or under the direction of the Board of Directors and its committees. Members of the Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and advisors, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

NON-EXECUTIVE CHAIRMAN AND BOARD LEADERSHIP

We believe that separating the roles of Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its stockholders because it provides the appropriate balance between strategy development and oversight and accountability of management. Our Corporate Governance Guidelines do not require the separation of the offices of the Chairman of the Board and the Chief Executive Officer. If the Chairman is not an "independent director" as such term is defined in applicable NYSE corporate governance rules, the Company’s independent directors will designate one of the independent directors on the Board to serve as a lead independent director.

BOARD ROLE IN RISK MANAGEMENT

The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. Our Board of Directors reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. For example, the Board of Directors annually reviews management’s enterprise risk management assessment, which is designed to (1) identify risks that can negatively impact the Company’s ability to achieve its business objectives; (2) estimate the magnitude of the potential risks; and (3) determine approaches to mitigate the identified risks. In addition, the Board of Directors during the Company’s quarterly Board meetings advises and directs management with respect to strategic business risks, litigation risks, and risks related to the Company’s acquisition strategy, among others. The Board of Directors also delegates oversight to Board committees to oversee selected elements of risk.

The Audit Committee oversees financial risk exposures, including monitoring the integrity of the Company’s financial statements, internal controls over financial reporting, and the independence of the Company’s independent registered public accounting firm. The Audit Committee receives periodic internal controls and related assessments from the Company’s finance department, internal audit function and, if applicable, an annual attestation report on internal control over financial reporting from the Company’s independent registered public accounting firm. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibility with respect to compliance matters and meets at least quarterly with our finance department, internal auditor, independent registered public accounting firm and internal or external legal counsel to discuss risks related to our financial reporting function. In addition, the Audit Committee ensures that the Company’s business is conducted with the highest standards of ethical conduct in compliance with applicable laws and regulations by monitoring our Code of Business Conduct and Ethics Policy, and our corporate compliance hotline. The Audit Committee also discusses other risk assessment and risk management policies of the Company periodically with management.

The Compensation Committee participates in the design of compensation structures that avoid creating incentives that encourage a level of risk-taking behavior inconsistent with the Company’s business strategy.

The Nominating and Corporate Governance Committee oversees governance-related risks by working with management to establish and maintain corporate governance guidelines applicable to the Company, and making recommendations regarding director nominees, the determination of director independence, Board leadership structure and membership on Board committees. The Nominating and Corporate Governance Committee also evaluates existing directors and the board as a whole.

XPERI - Proxy Statement	24

BOARD AND COMMITTEES OF THE BOARD; DIRECTOR INDEPENDENCE

The Board of Directors currently consists of five (5) persons. Mr. Kirchner is CEO of the Company. Messrs. Habiger and Seams, and Mses. Antonellis and Durr, are not, and have never been, employees of the Company or any of our subsidiaries.

The Board currently has the following three standing committees, with the following members:

Member	Audit	Compensation	Nominating and Corporate Governance
David C. Habiger
Darcy Antonellis
Laura J. Durr
Christopher Seams

= Chair	= Member	= Financial Expert	= Chairman of Board

During the fiscal year ended December 31, 2022, the Board of Directors held a total of two (2) meetings. Each director attended at least 75% of the aggregate of the total number of Board meetings and total number of meetings of Board committees on which such director served during the time he or she served on the Board or committees.

The Board of Directors has determined that all of the Company’s directors nominated for election, other than Mr. Kirchner, are independent directors as required by applicable NYSE rules, and non-employee directors as defined in Rule 16b-3 of the Exchange Act.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is composed entirely of independent directors in accordance with current NYSE rules. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that Ms. Durr, Chair of the Audit Committee, is an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC, by virtue of her relevant experience listed in her biographical summary provided above in the section entitled “Proposal 1—Election of Directors.” Copies of our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee charters and our Corporate Governance Guidelines are available, free of charge, on our website at investor.xperi.com. The Board of Directors from time to time may form such other committees as it deems appropriate to further the purposes of the Board.

Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of the Company and reviews the annual audit plan, the results of the independent audit, and the report and recommendations of the independent auditor. The Audit Committee has sole authority for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and to approve any significant non-audit relationship with the independent registered public accounting firm. The Audit Committee reviews and determines the scope and roles and responsibilities of the internal audit function. The Audit Committee is also responsible for preparing the report required by the rules of the SEC to be included in our annual proxy statement. The Audit Committee is currently comprised of Laura J. Durr, Darcy Antonellis, and Christopher Seams. Ms. Durr is the Chair of the Audit Committee, and all committee members are financially literate. During 2022, the Audit Committee held two (2) meetings.

XPERI - Proxy Statement	25

Compensation Committee

The Compensation Committee approves of our goals and objectives relevant to compensation, stays informed on market levels of compensation, and based on evaluations submitted by management, establishes compensation for our executive officers that correspond to our goals and objectives. The Compensation Committee reviews and approves corporate goals and objectives relating to the compensation of the Chief Executive Officer and other executive officers, and evaluates the performance of the Chief Executive Officer and other executive officers in light of these goals and objectives. The Compensation Committee also recommends to our Board of Directors compensation levels for members of the Board of Directors. The Compensation Committee is currently comprised of Messrs. Seams and Habiger, and Ms. Antonellis. Mr. Seams serves as the Chair of the Compensation Committee. During 2022, the Compensation Committee held two (2) meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for recommending to our Board of Directors individuals to be nominated as directors and committee members. This includes evaluation of new candidates as well as evaluation of current directors. In evaluating the current directors, the committee conducts a thorough self- evaluation process, which may include the use of questionnaires. This committee is also responsible for developing and recommending to the Board of Directors our Corporate Governance Guidelines, as well as reviewing and recommending revisions to the guidelines on a regular basis.

The Nominating and Corporate Governance Committee is currently comprised of Ms. Antonellis as the Chair, Mr. Seams, and Ms. Durr. During 2022, the Nominating and Corporate Governance Committee held one (1) meeting.

The Nominating and Corporate Governance Committee takes into account a number of factors when considering director nominees, including but not limited to the following:

•
independence from management;
•
relevant business experience;
•
age, gender, race, ethnicity, sexual orientation and gender identity;
•
educational and professional background;
•
judgment, skill, integrity, ethics, value and reputation;
•
existing commitments to other businesses and service on other boards;
•
potential conflicts of interest with other pursuits;
•
legal considerations such as antitrust issues;
•
the needs of the Board and the Company with respect to the particular talents, experience and diversity of its directors;
•
corporate governance background, to enable the committee to determine whether the candidate would be suitable for Nominating and Corporate Governance Committee membership;
•
financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership;
•
executive compensation background, to enable the committee to determine whether the candidate would be suitable for Compensation Committee membership; and
•
the size and composition of the existing Board.

XPERI - Proxy Statement	26

The director qualifications developed to date focus on what the Board believes to be essential competencies to effectively serve on the Board. The Nominating and Corporate Governance Committee may consider the following criteria in recommending candidates for election to the Board:

•
experience in corporate governance, such as an officer or former officer of a publicly-held company;
•
experience in the Company’s industry;
•
experience as a board member of other publicly-held companies; and
•
technical expertise in an area of the Company’s operations.

The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a Board that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment using its diversity of experience.

Prior to each annual meeting of stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board of Directors, the Nominating and Corporate Governance Committee will consider incumbent Board members and other well-qualified individuals as potential director nominees. The Nominating and Corporate Governance Committee will determine whether to retain an executive search firm to identify Board candidates, and if so, will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above. The Nominating and Corporate Governance Committee will review each potential candidate. Management may assist the Committee in the review process at the Nominating and Corporate Governance Committee’s direction. The Committee will select the candidate or candidates it believes are the most qualified to recommend to the Board for selection as a director nominee. The Committee will consider candidates recommended by our stockholders in accordance with the procedures set forth in the Nominating and Corporate Governance Committee Charter. Such recommendations must be submitted in writing to the Chair of the Nominating and Corporate Governance Committee, c/o Secretary, Xperi Inc., 2190 Gold Street, San Jose, CA 95002, in accordance with the Company's bylaws. Candidates recommended by the stockholders are evaluated in the same manner as candidates identified by a Nominating and Corporate Governance Committee member.

Each of the nominees for election as director at the 2023 Annual Meeting is recommended by the Nominating and Corporate Governance Committee and each nominee is presently a director and stands for re-election by the stockholders.

Other Committees

Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS AND MANAGEMENT AND DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Stockholders may send correspondence to the Board of Directors or any member of the Board of Directors, c/o the Secretary at our principal executive offices at the address set forth above. The Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. However, the Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Secretary will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication.

Directors are encouraged to attend in person the Annual Meeting of Stockholders. We did not hold an Annual Meeting of Stockholders in 2022.

XPERI - Proxy Statement	27

COMPENSATION OF DIRECTORS

Under the Company's director compensation program, we pay each of our non-employee directors an annual retainer of $50,000. We pay our non-executive Chair of the Board an additional annual retainer of $50,000. In addition, we pay each of our non-employee directors the following annual retainers for their service as a member, or chair, as applicable, of our Board committees:

Annual Retainers for Committee Members:
Audit Committee	$12,000
Compensation Committee	$8,000
Nominating and Corporate Governance Committee	$6,000
Annual Retainers for Committee Chairs:
Audit Committee	$25,000
Compensation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000

All Board and committee retainers are paid in equal quarterly installments over the course of each year of a director’s service on the Board or applicable committee. Our Chief Executive Officer does not receive any additional compensation for serving as a director.

We reimburse our non-employee directors for reasonable travel and other expenses related to Company meetings.

In addition, on an annual basis, each non-employee director who continues to serve as a non-employee director following each annual meeting of stockholders will receive an annual grant of restricted stock units covering shares of our common stock under our stockholder-approved equity plan. The number of shares of common stock subject to the restricted stock unit award will be determined by dividing (1) $190,000 by (2) the fair market value per share of our common stock on the date of grant. A non-employee director who is initially appointed after any annual meeting of stockholders will receive a restricted stock unit award on the date of such director's initial appointment to the Board of Directors equal to the pro-rated amount of the annual grant. These annual restricted stock unit awards (or any pro-rated grants for directors initially appointed between annual meetings) will vest on the earlier to occur of the first anniversary of the date of grant or the next annual meeting of stockholders.

As members of the Former Parent’s board of directors prior to the Separation, in April 2022, each of our non-employee directors received restricted stock units covering shares of the Former Parent’s common stock under its stockholder-approved equity plan. Under the Former Parent's director compensation program, the number of shares of common stock subject to each of these restricted stock unit awards was determined by dividing (1) $190,000 by (2) the fair market value per share of the Former Parent's common stock on the date of grant. These awards provided for vesting upon the earlier to occur of the first anniversary of the date of grant or the next annual meeting of stockholders. In connection with the Separation, these restricted stock unit awards converted into both a restricted stock unit award for the Former Parent's common stock and a restricted stock unit award for our common stock, in each case, subject to the same terms and conditions applicable prior to the Separation as adjusted to reflect their service with the Board after the Separation (including vesting and expiration).

XPERI - Proxy Statement	28

The following table shows compensation information for our non-employee directors for fiscal year 2022, which represents (i) in the case of fees, cash payments made by the Company following the Separation through December 31, 2022, and (ii) in the case of stock awards, the grant date fair value of the annual restricted stock unit award granted by the Former Parent in April 2022 in connection with each director's prior service on the board of directors of the Former Parent.

2022 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Total ($)
David C. Habiger	$30,000	$189,980	—	$219,980
Christopher Seams	$22,000	$189,980	—	$211,980
Laura J. Durr	$20,250	$189,980	—	$210,230
Darcy Antonellis	$18,250	$189,980	—	$208,230

(1)
Cash payment reflects fees earned for services from October 1, 2022 to December 31, 2022. The amounts paid by the Former Parent from January 1, 2022 to October 1, 2022 were $90,654 for Mr. Habiger, $65,666 for Mr. Seams, $60,750 for Ms. Durr, and $48,750 for Ms. Antonellis, and were earned and paid in connection with each director's prior service on the board of directors of the Former Parent.
(2)
Amounts in this column represent the aggregate grant date fair value for restricted stock unit awards granted in April 2022 to our non-employee directors by the Former Parent, measured in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and do not reflect whether the recipient has actually realized a financial benefit from these awards. For the methodology of how the aggregate grant date fair value amount is calculated, please see Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. As of December 31, 2022, each of the non-executive directors held (i) unvested restricted stock units covering 12,179 shares of Former Parent common stock and (ii) unvested restricted stock units covering 4,872 shares of Company common stock.

XPERI - Proxy Statement	29

Equity Compensation Plan Information

We have two equity compensation plans that have been approved by our stockholders: the 2022 Equity Incentive Plan and the 2022 Employee Stock Purchase Plan. The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under all of our equity compensation plans, at December 31, 2022:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	4,749,748 (1)	$25.48	10,308,297 (2)
Equity compensation plans not approved by security holders	0	0	0
Totals	4,749,748		10,308,297

(1)
The number under column (a) includes 146,086 shares issuable upon the exercise of outstanding options with a weighted average exercise price of $25.48 and 4,603,662 shares issuable upon the vesting of outstanding restricted stock unit awards and performance-based restricted stock unit awards at “target” levels. Excludes outstanding purchase rights under the 2022 Employee Stock Purchase Plan.

(2)
Includes 5,308,297 shares remaining available for future issuance under the 2022 Equity Incentive Plan, and 5,000,000 shares remaining available for future issuance under the 2022 Employee Stock Purchase Plan.

XPERI - Proxy Statement	30

Executive Officers

Set forth below are the name, age and position of each of our executive officers as of March 14, 2023.

Name	Age	Position(s)
Jon E. Kirchner	55	Chief Executive Officer and President, Director
Robert Andersen	59	Chief Financial Officer
Rebecca K. Marquez	51	Chief Legal Officer and Corporate Secretary
Matt Milne	55	Chief Revenue Officer
Geir Skaaden	56	Chief Products and Services Officer

The following are biographical summaries of our executive officers other than Mr. Kirchner, for whom a biographical summary is set forth under “Proposal 1—Election of Directors”.

Robert Andersen is Chief Financial Officer of Xperi Inc. Prior to its spin-off from its Former Parent in October 2022, he was the CFO of Xperi Holding Corporation. Prior to Xperi Corporation's merger with TiVo Corporation, he served as Executive Vice President and CFO of Xperi Corporation. Mr. Andersen joined Xperi Corporation in 2014 as CFO of Tessera Technologies, Inc., the predecessor to Xperi Corporation before the acquisition of DTS, Inc. in 2016. Mr. Andersen has many years of leadership experience in Silicon Valley at both private and public technology companies, including Phoenix Technologies, Wind River Systems and Hewlett Packard. Mr. Andersen served on the board of directors of Quantum Corporation through March 2017. He currently serves as chairman of the Alameda County Community Food Bank board of directors. Mr. Andersen holds a B.A. in economics from the University of California, Davis, and an MBA from the Anderson School of Management at the University of California, Los Angeles.

Rebecca K. Marquez has been Chief Legal Officer and Corporate Secretary of Xperi Inc. since December 2022. Prior to joining the Company, Ms. Marquez was General Counsel at Ring LLC, which was acquired by Amazon in 2018. Before Ring, Ms. Marquez was Assistant General Counsel and Assistant Secretary at Tribune Publishing Company from 2014 to 2017, and Assistant General Counsel and Assistant Secretary at United Online, Inc. from 2003 to 2014. Prior to that, Ms. Marquez was an associate at Latham & Watkins from 1998 to 2003. She received a B.A. in Communication Studies and her J.D. from the University of California, Los Angeles.

Matt Milne is Chief Revenue Officer of Xperi Inc. Prior to its spin-off from its Former Parent in October 2022, he was Chief Revenue Officer of Xperi Holding Corporation. Prior to the merger between Xperi Corporation and TiVo Corporation, he served as TiVo’s Chief Revenue Officer beginning in January 2017. Mr. Milne joined TiVo (then Rovi) in February 2011 and served as Senior Vice President, CE Sales from 2011 to 2012. During his employment at TiVo, he also served as Executive Vice President, Worldwide Sales and Marketing from January 2012 to May 2014 and as Senior Vice President responsible for Tier 1 Intellectual Property Licensing and Sales from May 2014 to April 2016. He was promoted to Chief Revenue Officer in January 2017 after serving as SVP and GM of Intellectual Property and Licensing from April 2016. Prior to joining TiVo, Mr. Milne held various sales, marketing and product leadership positions at DivX, MediaFLO USA (a wholly owned subsidiary of Qualcomm Incorporated), Viewsonic, Gateway, Inc., Cameo Technologies and Western Digital. Mr. Milne currently serves on the board of directors of IPG Inc., a joint venture between Xperi's subsidiary Rovi Product Corporation and Dentsu Group Inc. Mr. Milne is one of Xperi's representatives on IPG's board. Mr. Milne holds a B.A. in business from California State University, Fullerton and an MBA from California State Polytechnic University, Pomona.

XPERI - Proxy Statement	31

Geir Skaaden is Chief Products and Services Officer of Xperi Inc. Prior to its spin-off from its Former Parent in October 2022, he was Chief Products and Services Officer of Xperi Holding Corporation. Prior to the merger between Xperi Corporation and TiVo Corporation, Mr. Skaaden was Chief Products and Services Officer of Xperi Corporation. He served as DTS, Inc.’s Executive Vice President, Products, Platforms and Solutions from October 2015 until its acquisition by Xperi Corporation in December 2016, having previously served as DTS’s Senior Vice President, Corporate Business Development, Digital Content and Media Solutions. Earlier, he held a number of leadership roles where he oversaw product management, business development, global licensing and marketing. Before joining DTS in 2008, Mr. Skaaden served as the Chief Executive Officer at Neural Audio Corporation. Mr. Skaaden holds a B.A. in Finance from the University of Oregon, a Business degree from the Norwegian School of Management, and an M.B.A. from the University of Washington.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2022, except that due to administrative error, a Form 4 filing reporting the grant of a restricted stock unit award to Ms. Marquez was filed one day after the applicable deadline.

XPERI - Proxy Statement	32

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of February 28, 2023, with respect to the beneficial ownership of shares of our common stock by (i) each person who we know beneficially owns more than 5% of our outstanding common stock, (ii) each director and each director nominee, (iii) our named executive officers (or NEOs) for fiscal year 2022, which consist of our principal executive officer and our two other most highly compensated executive officers as of December 31, 2022, and (iv) all current directors, nominees and executive officers as a group.

The number of shares of common stock outstanding used in calculating the percentage for each listed person or entity includes common stock underlying options held by the person or entity that are exercisable within 60 days of February 28, 2023, and common stock underlying RSUs held by the person or entity that will vest within 60 days of February 28, 2023, but excludes common stock underlying options and RSUs held by any other person or entity. Percentage of beneficial ownership is based on 42,084,591 shares of common stock outstanding as of February 28, 2023.

Name of Beneficial Owner	Number of Shares	Percentage Ownership
Five Percent Stockholders
BlackRock, Inc. (1)	6,940,359	16.5%
Entities affiliated with Vanguard Group, Inc. (2)	4,482,863	10.7%
Rubric Capital Management LP (3)	3,843,744	9.1%
Ameriprise Financial, Inc. (4)	3,143,442	7.5%
Neuberger Berman Group LLC (5)	2,499,719	5.9%
Directors and Executive Officers
Jon E. Kirchner (6)	159,153	*
Robert Andersen (7)	78,777	*
Geir Skaaden (8)	49,224	*
Darcy Antonellis (9)	33,463	*
Laura J. Durr (9)	32,094	*
David C. Habiger (9)	20,738	*
Christopher Seams (9)	33,417	*
All directors and current executive officers as a group (9 persons) (10)	452,815	1.1%

* Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1)
The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc. has sole voting power as to 6,853,116 shares and sole dispositive power as to 6,940,359 shares. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on January 24, 2023 by BlackRock, Inc.
(2)
The address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA, 19355. The Vanguard Group, Inc. has shared voting power as to 26,256 shares, sole dispositive power as to 4,419,854 shares and shared dispositive power as to 63,009 shares. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on February 9, 2023 by Vanguard Group, Inc.
(3)
The address for Rubric Capital Management LP ("Rubric Capital") is 155 East 44th St., Suite 1630, New York, NY 10017. Rubric Capital has shared voting and shared dispositive power as to 3,843,744 shares. David Rosen has shared voting and shared dispositive power as to 3,843,744 shares. Rubric Capital is the investment adviser to certain investment funds and/or accounts (collectively, "Rubric Funds") that hold the shares reported in the filing, and David Rosen is Managing Member of Rubric Capital Management GP LLC, the general partner of Rubric Capital. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on February 10, 2023 by Rubric Capital and David Rosen.

XPERI - Proxy Statement	33

(4)
The address for Ameriprise Financial, Inc. (“AFI”) is 145 Ameriprise Financial Center, Minneapolis, MN 55474. AFI has shared voting power as to 3,140,180 shares and shared dispositive power as to 3,143,422 shares. Columbia Management Investment Advisers, LLC (“CMIA”) has shared voting power as to 3,140,180 shares and shared dispositive power as to 3,142,306 shares. Columbia Seligman Technology and Information Fund (“Fund”) has sole voting power and shared dispositive power as to 2,830,616 shares. CMIA and AFI do not directly own any shares of Common Stock. CMIA is the investment adviser to the Fund. AFI is the parent holding company of CMIA. As the investment adviser to the Fund, CMIA may be deemed to beneficially own the shares reported herein by the accounts. As the parent holding company of CMIA, AFI may be deemed to beneficially own the shares reported herein by the accounts. Each of CMIA and AFI disclaims beneficial ownership of any shares reported in the filing. The information in this table and footnote is based solely on information contained in Schedule 13G/A filed with the SEC on February 14, 2023 by Ameriprise Financial, Inc.
(5)
The address for Neuberger Berman Group LLC is 1290 Avenue of the Americas, New York, NY 10104. Neuberger Berman Group LLC has shared voting power as to 2,019,028 shares and shared dispositive power as to 2,499,719 shares. Neuberger Investment Advisers LLC has shared voting power as to 2,007,861 shares and shared dispositive power as to 2,488,552 shares. Neuberger Berman Group LLC and its affiliates may be deemed to be beneficial owners of securities because they or certain affiliated persons have shared power to retain, dispose of or vote the securities of unrelated clients. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on February 10, 2023 by Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC.
(6)
Includes 12,607 shares issuable upon exercise of outstanding options held by Mr. Kirchner, exercisable within 60 days of February 28, 2023 and 21,788 shares subject to RSUs that will vest and settle within 60 days of February 28, 2023.
(7)
Includes 15,600 shares issuable upon exercise of outstanding options held by Mr. Andersen, exercisable within 60 days of February 28, 2023 and 17,717 shares subject to RSUs that will vest and settle within 60 days of February 28, 2023.
(8)
Includes 3,566 shares issuable upon exercise of outstanding options held by Mr. Skaaden, exercisable within 60 days of February 28, 2023 and 17,833 shares subject to RSUs that will vest and settle within 60 days of February 28, 2023.
(9)
For each of Ms. Antonellis, Ms. Durr, Mr. Habiger, and Mr. Seams, includes 4,872 shares subject to RSUs that will vest and settle within 60 days of February 28, 2023.
(10)
Includes 31,773 shares issuable upon exercise of outstanding options held by current officers and directors as a group, exercisable within 60 days of February 28, 2023 and 89,643 shares subject to RSUs that will vest and settle within 60 days of February 28, 2023.

XPERI - Proxy Statement	34

Executive Compensation and Related Information

Introduction

Our NEOs for fiscal year 2022 are:

•
Jon E. Kirchner – Chief Executive Officer
•
Robert Andersen – Chief Financial Officer
•
Geir Skaaden – Chief Products and Services Officer

The following section provides compensation information pursuant to the scaled disclosure rules applicable to “emerging growth companies” under the rules of the SEC, including reduced narrative and tabular disclosure obligations regarding executive compensation.

The historical compensation shown in the tables below was determined by our Former Parent. Prior to the Separation, we were part of our Former Parent, and therefore, compensation of our executive officers was determined based on the design and objectives of our Former Parent's executive compensation programs. Post-Separation, the compensation levels of our executive officers were determined based on the compensation policies, programs and procedures established by our Compensation Committee.

In connection with the Separation, the outstanding Former Parent equity awards held by our executive officers were converted into either Company equity awards or both a Former Parent equity award and a Company equity award. The converted Company equity awards are subject to the same terms and conditions applicable prior to the Separation as adjusted in connection with the Separation, and in the case of certain performance-based equity awards, adjusted targets. Other compensation agreements described below, including employment and severance terms, were assigned by the Former Parent and continued by the Company following the Separation.

XPERI - Proxy Statement	35

Summary Compensation of Named Executive Officers

Summary Compensation Table

The table below sets forth, for the fiscal years ended December 31, 2022 and 2021, the salary and bonus earned by and other compensation paid to our NEOs. The reported compensation includes compensation earned pursuant to compensation programs adopted by the Former Parent for Messrs. Kirchner, Andersen and Skaaden prior to the Separation on October 1, 2022, and compensation earned under compensation programs adopted by the Company from October 1, 2022 to December 31, 2022 for our NEOs.

Name and Principal Position (1)	Year	Salary ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total($)

Jon E. Kirchner	2022	750,102	8,491,645	643,500	10,152	9,895,399
Chief Executive Officer	2021	736,667	9,926,691	593,880	9,600	11,266,838
Robert Andersen	2022	430,936	2,813,692	279,923	10,152	3,534,703
Chief Financial Officer	2021	410,000	2,413,814	239,825	9,600	3,073,239
Geir Skaaden	2022	443,436	3,069,503	289,575	10,152	3,812,666
Chief Products and Services Officer	2021	410,000	3,379,361	234,905	9,600	4,033,866

(1)
All the NEOs were appointed executive officers of the Company effective October 1, 2022, the effective date of the Separation. Prior to the Separation, Messrs. Kirchner, Andersen and Skaaden were executive officers of the Former Parent.
(2)
The amounts reported in 2022 reflect the NEOs’ annual salary earned during the fiscal year paid by the Former Parent prior to the Separation and by the Company after the Separation. The amounts reported in 2021 reflect the NEOs' annual salary earned during the fiscal year which was paid by the Former Parent. The amounts reported also include amounts deferred under the Company’s 401(k) Plan and the Former Parent's 401(k) Plan, as applicable, each a qualified deferred compensation plan under section 401(k) of the Internal Revenue Code.
(3)
The dollar amount reported in the Stock Awards column is equal to (i) the aggregate grant-date fair value of the time-based and performance-based restricted stock unit awards made during each reported fiscal year, and (ii) the incremental fair value as of the modification date of the performance-based restricted stock unit awards, in each case calculated in accordance with FASB ASC Topic 718 without taking into account any estimated forfeitures related to service-vesting conditions. The assumptions used in the calculation of the FASB ASC Topic 718 grant-date fair value of each such award are set forth in Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. For time-based restricted stock unit awards, the grant date fair value was determined using the closing share price of the Former Parent's common stock on the date of grant. The grant date fair value of performance-based restricted stock unit awards that vest based on the Former Parent's stock price appreciation was estimated utilizing the Monte Carlo valuation model, using the fair value of the Former Parent’s common stock with the effect of market conditions on the date of grant, and assumes the performance goals will be attained. The grant-date fair values of the 2022 performance-based restricted stock unit awards assuming maximum attainment of the performance goals are as follows:

Grant Date Fair Value at Maximum Attainment ($)
Jon E. Kirchner	9,154,007
Robert Andersen	2,397,457
Geir Skaaden	2,615,441

(4)
Represents the annual cash incentive compensation, which was based on the level of attainment of corporate performance goals payable under the MBO Plan and was paid by the Former Parent for fiscal year 2021 and by the Company for fiscal year 2022.
(5)
The amounts in the “All Other Compensation” column for fiscal year 2022 consist of the following payments and benefits paid by the Company or, prior to the Separation, the Former Parent, to or on behalf of each NEO: 401(k) employer match - $9,150; life insurance premiums - $900; taxable prizes - $102. For fiscal year 2021, the amounts consist of the following payments and benefits paid by the Company to or on behalf of each NEO: 401(k) employer match - $8,700; life insurance premiums - $900.

XPERI - Proxy Statement	36

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information concerning the number and value of unexercised stock options and unvested stock awards of Xperi Inc. held by the NEOs at December 31, 2022:

Name	Grant Date	Option Awards (1)				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Jon E.	2/14/2013	15,886	—	21.26	02/14/23	—	—	—	—
Kirchner	3/13/2014	12,607	—	21.15	03/13/24	—	—	—	—
	7/28/2020	—	—	—	—	22,732	195,723	106,079	913,341
	3/1/2021	—		—	—	32,886	283,149	102,312	880,907
	4/29/2022	—	—	—	—	43,302	372,831	229,861	1,979,104
Robert	1/2/2014	15,600	—	21.69	01/01/24	—	—	—	—
Andersen	3/1/2019	—	—	—	—	6,355	54,717	—	—
	7/28/2020	—	—	—	—	12,255	105,516	24,510	211,032
	3/1/2021	—	—	—	—	14,236	122,572	18,982	163,436
	4/29/2022	—	—	—	—	26,462	227,838	60,202	518,340
Geir	02/13/13	1,256	—	20.5	02/13/23	—	—	—	—
Skaaden	03/13/14	3,566	—	21.15	03/13/24	—	—	—	—
	3/1/2019	—	—	—	—	3,972	34,199	—	—
	7/28/2020	—	—	—	—	12,255	105,516	24,510	211,032
	3/1/2021	—	—	—	—	19,931	171,606	26,575	228,811
	4/29/2022	—	—	—	—	28,868	248,554	65,675	565,462

(1)
Prior to the spin-off, Messrs. Kirchner, Andersen and Skaaden were granted option awards by the Former Parent. Equity awards listed for Messrs. Kirchner, Andersen and Skaaden for periods prior to June 1, 2020 were granted by Xperi Corporation, which were assumed by the Former Parent in connection with Xperi Corporation's merger with TiVo Corporation. In connection with the spin-off, each of these option awards was converted into both Xperi and Former Parent option awards, with certain adjustments to the underlying shares and terms of outstanding awards to preserve the aggregate intrinsic value of each award immediately after the Separation when compared to the aggregate intrinsic value immediately prior to the Separation. This table reflects the converted Xperi option awards granted under the Xperi 2022 Equity Incentive Plan. Stock option awards have a ten-year term from the grant date. All stock option awards vest as follows: 1/4th of the shares subject to the equity awards will vest annually following the grant date, to the extent the NEO is employed with or retained as a consultant by the Company on the vesting dates. All stock option awards are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced below in the “Employment Contracts, Termination of Employment Arrangements, and Change of Control Arrangements” section.
(2)
Prior to the spin-off, Messrs. Kirchner, Andersen and Skaaden were granted restricted stock unit awards by the Former Parent. Equity awards listed for Messrs. Kirchner, Andersen and Skaaden for periods prior to June 1, 2020 were granted by Xperi Corporation, which were assumed by the Former Parent in connection with Xperi Corporation's merger with TiVo Corporation. In connection with the spin-off, each award was converted into either both Xperi and Former Parent equity awards or an equity award of only Xperi stock, with certain adjustments to the underlying shares and terms of outstanding awards to preserve the aggregate intrinsic value of each award immediately after the Separation when compared to the aggregate intrinsic value immediately prior to the Separation. This table reflects the converted Xperi restricted stock unit awards granted under the Xperi 2022 Equity Incentive Plan. The restricted stock unit awards vest as follows: 25% of the shares subject to the equity awards will vest annually following the grant date, to the extent the NEO continues in service as an employee, consultant or director of the Company on the vesting dates. All time-based restricted stock awards are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced below in the “Employment Contracts, Termination of Employment Arrangements, and Change of Control Arrangements” section.
(3)
This value is based on the December 31, 2022 closing price of our common stock of $8.61 as reported by the New York Stock Exchange and for the performance-based restricted stock unit awards granted to the NEOs, at 100% of target.
(4)
Represents performance-based restricted stock unit awards ("PSU") granted to the NEOs with a three-year cliff vesting period. The value and the vesting of such PSUs are generally linked to one or more performance goals or certain market conditions determined by the Former Parent, in each case on a specified date or over three years, and may range from zero to 200% of the grant. The PSUs are subject to acceleration of vesting pursuant to agreements entered into with the NEOs as described below in the “Employment Contracts, Termination of Employment Arrangements and Change of Control Arrangements” section.

XPERI - Proxy Statement	37

Former Parent Equity Awards. In addition to the Company awards set forth above, each of Messrs. Kirchner, Andersen and Skaaden have vested Former Parent option awards and unvested Former Parent restricted stock unit awards that were granted by the Former Parent prior to the Separation. In connection with the Separation, these awards were converted into both Xperi (reflected in the table above) and Former Parent awards, with certain adjustments to the underlying shares and terms of outstanding awards to preserve the aggregate intrinsic value of each award immediately after the Separation when compared to the aggregate intrinsic value immediately prior to the Separation. Although these awards are issued in Former Parent equity, vesting of the awards is based on continued service with Xperi Inc.

Name	Grant Date	Option Awards(1)				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Jon E.	2/14/2013	39,716	—	10.81	02/14/23	—	—	—	—
Kirchner	3/13/2014	31,518	—	10.75	03/13/24	—	—	—	—
	7/28/2020	—	—	—	—	56,828	538,730	265,196	2,514,059
	3/1/2021	—		—	—	82,214	779,389	255,778	2,424,776
	4/29/2022	—	—	—	—	108,254	1,026,248	—	—
Robert	1/2/2014	39,000	—	11.03	01/01/24	—	—	—	—
Andersen	3/1/2019	—	—	—	—	15,887	150,609	—	—
	7/28/2020	—	—	—	—	30,637	290,439	61,274	580,878
	3/1/2021	—	—	—	—	35,590	337,394	47,454	449,864
	4/29/2022	—	—	—	—	66,155	627,150	—	—
Geir	02/13/13	3,142	—	10.42	02/13/23	—	—	—	—
Skaaden	03/13/14	8,917	—	10.75	03/13/24	—	—	—	—
	3/1/2019	—	—	—	—	9,930	94,137	—	—
	7/28/2020	—	—	—	—	30,637	290,439	61,274	211,032
	3/1/2021	—	—	—	—	49,827	472,360	66,436	228,811
	4/29/2022	—	—	—	—	72,170	684,172	—	—

(1)
Stock option awards have a ten-year term from the grant date. All stock option awards vest as follows: 1/4th of the shares subject to the equity awards will vest annually following the grant date, to the extent the NEO is employed with or retained as a consultant by the Company on the vesting dates. All stock option awards are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced below in the “Employment Contracts, Termination of Employment Arrangements, and Change of Control Arrangements” section.
(2)
The restricted stock unit awards vest as follows: 25% of the shares subject to the equity awards will vest annually following the grant date, to the extent the NEO continues in service as an employee, consultant or director of the Company on the vesting dates. All time-based restricted stock awards are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced below in the “Employment Contracts, Termination of Employment Arrangements, and Change of Control Arrangements” section.
(3)
This value is based on the December 31, 2022 closing price of Former Parent common stock of $9.48 as reported by NASDAQ Global Select Market and for the performance-based restricted stock unit awards granted to the NEOs, at 100% of target.
(4)
Represents performance-based restricted stock unit awards ("PSU") granted to the NEOs with a three-year cliff vesting period. The value and the vesting of such PSUs are generally linked to one or more performance goals or certain market conditions determined by the Former Parent, in each case on a specified date or over three years, and may range from zero to 200% of the grant. The performance-based restricted stock unit awards are subject to acceleration of vesting pursuant to agreements entered into with the NEOs as described below in the “Employment Contracts, Termination of Employment Arrangements, and Change of Control Arrangements” section.

XPERI - Proxy Statement	38

Employment Contracts, Termination of Employment Arrangements, and Change of Control Arrangements

The Company provides for certain severance payments and benefits if an executive officer’s employment is involuntarily or constructively terminated. In addition, the Company provides enhanced severance payments and benefits if such a termination of employment occurs in connection with a change in control of the Company. Such severance payments and benefits are designed to alleviate the financial impact of an involuntary termination of employment through salary, bonus and health benefit continuation and with the intent of providing for a stable work environment. The Company believes that reasonable severance payments and benefits for those NEOs with whom we have entered into severance agreements are important because it may be difficult for these NEOs to find comparable employment within a short period of time following certain qualifying terminations of employment. The Company also believes these payments and benefits are a means of reinforcing and encouraging the continued attention and dedication of key executives of the Company to their duties of employment without personal distraction or a conflict of interest in circumstances which could arise from the occurrence of a change in control of the Company. We believe that the interests of stockholders will be best served if the interests of our senior management are aligned with them, and providing change in control payments and benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of stockholders.

The Company extends change in control payments and benefits because they are essential to help the Company fulfill its objectives of attracting and retaining key managerial talent. These arrangements are intended to be competitive within our industry and company size and are necessary to attract highly qualified individuals and encourage them to remain employed with the Company. In making the decision to extend the benefits, the Compensation Committee relied on the assurances of its independent advisor that the programs are representative of market practice, both in terms of design and cost.

In addition to the agreements listed below, our NEOs participate in other employee benefits that are generally available to all employees, which include but are not limited to a 401(k) retirement plan and health benefits.

Employment Agreement with Jon E. Kirchner

Mr. Kirchner and the Former Parent's predecessor entity entered into an Employment and Severance Agreement effective as of April 28, 2017 (the “Employment Agreement”) in connection with his appointment as its CEO. The Employment Agreement established his base salary, incentive bonus and initial equity compensation and an initial term through June 1, 2020 with 12 month automatic renewals subject to timely notice of non-renewal and severance payments and benefits in connection with certain terminations.

Effective as of September 29, 2020, the Former Parent and Mr. Kirchner entered into an amendment to the Employment Agreement. The amendment extended the term until June 1, 2024 with 12 month automatic renewals subject to timely notice of non-renewal and provided an increase to his annual base salary and eligibility for additional stock awards.

In connection with the Separation, effective as of October 1, 2022, the Employment Agreement was assigned to the Company.

The Compensation Committee believes that the Employment Agreement provides the Company with reasonable contractual protections and that making severance commitments to the Company’s CEO leads to stronger retention than if such payments and benefits were not offered.

The Employment Agreement provides the Company a balance of contractual protections in exchange for severance for Mr. Kirchner in the event of his termination of employment without cause and resignation for good reason, each as defined below. The Employment Agreement does not contain a single trigger provision that would generally allow him to voluntarily terminate his employment because of a change of control of the Company, nor does it entitle him to receive severance payments and benefits under the Employment Agreement solely as a result of change of control of the Company. The Employment Agreement was structured in this fashion so he would not be eligible for such payments and benefits absent other factors, such as a termination of employment without cause or resignation for good reason.

XPERI - Proxy Statement	39

The Employment Agreement provides that, if Mr. Kirchner’s employment is terminated by the Company without cause or if he resigns for good reason, he will be entitled to receive the following severance payments and benefits:

•
a lump sum cash payment equal to 200% of his annual base salary;
•
200% multiplied by his target annual bonus for the calendar year in which termination occurs (which bonus shall be prorated for the portion of the calendar year that has elapsed prior to the date of termination if such termination occurs more than 60 days prior to or more than 18 months following a change in control of the Company);
•
continuation of health benefits for a period of up to 24 months following the date of termination;
•
immediate acceleration of vesting of his outstanding equity awards that would have vested over the 12-month period following the date of his separation from service had he remained continuously employed during such period (with any performance awards that are eligible to be earned vesting based on performance for the fiscal year in which his termination occurs vesting at the target) (provided that if such termination occurs within 60 days prior to or within 18 months following a change in control of the Company, all of Mr. Kirchner’s unvested equity awards will vest (with performance awards vesting at target) on the later of the date of his termination or the date of the change in control); and
•
a post-termination exercise period for his outstanding stock options of 12 months from the date of termination, or, if earlier, the remaining life of the equity grants.

The post-employment payments benefits described above will be paid upon Mr. Kirchner’s execution of a general release of claims in favor of the Company and shall be subject to his continued compliance with the confidentiality and proprietary rights covenant set forth in the Employment Agreement.

Nonrenewal of the term by the Company so that the term is not extended for the additional 12 month renewal period will be deemed a termination of employment without cause and will result in the payments and benefits described above, while expiration of the term under any other circumstances will not be deemed a termination of employment without cause and will not give rise to any payments or benefits. The term of the Employment Agreement will automatically be extended for 18 months following a change in control of the Company if the term would otherwise have expired during such 18-month period.

In the event that the severance pay and other benefits provided for in the Employment Agreement or otherwise payable to Mr. Kirchner constitute "parachute payments" under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.

Severance Agreements

Our Former Parent entered into severance agreements with Messrs. Andersen and Skaaden, which were assigned to the Company in connection with the Separation. The terms of the agreements are through September 2023 plus a one-year automatic renewal, or, if earlier, the date on which all payments or benefits required thereunder have been paid or provided in their entirety. Each term may be renewed by mutual agreement between the Company and the NEO.

Each of the severance agreements provides that, if the NEO’s employment is terminated by us without cause or if the executive resigns for good reason more than 60 days prior or more than 18 months following a change in control, the executive will be entitled to receive the following payments and benefits:

•
a lump sum cash payment equal to 100% of the NEO’s annual base salary;
•
the NEO’s target annual bonus for the calendar year in which termination occurs (which bonus shall be prorated for the portion of the calendar year that has elapsed prior to the date of termination); and
•
continuation of health benefits for a period of 12 months following the date of termination.

The severance payments and benefits described above will be paid upon the NEO’s execution of a general release of claims in favor of the Company and shall be subject to the NEO’s continued compliance with the confidentiality and proprietary rights covenant set forth in the severance agreement.

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Change in Control Severance Agreements with Messrs. Andersen and Skaaden

Our Former Parent entered into change in control severance agreements with Messrs. Andersen and Skaaden which were assigned to the Company in connection with the Separation. The terms of the agreements are through September 2023 plus a one-year automatic renewal, or, if earlier, the date on which all payments or benefits required thereunder have been paid or provided in their entirety; provided, that the term of each agreement will automatically be extended for 18 months following a change in control of the Company if the term would otherwise have expired during such period.

Each of the change in control severance agreements provide that, if the NEO’s employment is terminated by us without cause or if the executive resigns for good reason, in either case, within 60 days prior to or within 18 months following a change in control, the executive will be entitled to receive the following payments:

•
a lump sum cash payment equal to 100% of the NEO’s annual base salary;
•
the NEO’s target annual bonus for the calendar year in which termination occurs;
•
continuation of health benefits for a period of up to 12 months following the date of termination; and
•
immediate acceleration of vesting of the NEO’s outstanding equity awards (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the grant documents) as of the later of the date of termination or the date of such change in control.

The severance benefits described above will be reduced by any severance benefits payable under their severance agreements and will be paid upon the NEO’s execution of a general release of claims in favor of the Company and shall be subject to the NEO’s continued compliance with the confidentiality and proprietary rights covenant set forth in the change in control severance agreement.

Defined Terms

For purposes of the Employment Agreement and the severance agreements and the change in control severance agreements, “cause” means, generally, an executive’s gross negligence or willful misconduct in the performance of his duties, the executive’s willful and habitual neglect of or failure to perform his duties, the executive’s commission of any material act of fraud, dishonesty or financial or accounting impropriety with respect to our Company which results in a personal benefit to the executive, the executive’s failure to cooperate with us in any investigation or formal proceeding initiated by a governmental authority or otherwise approved by our Board of Directors or the Audit Committee of the Board of Directors, the executive’s conviction of or plea of guilty or nolo contender to felony criminal conduct (other than moving vehicle violations), the executive’s material violation of our confidentiality and proprietary rights agreement or any similar agreement with the Company, or the executive’s material breach of any obligation or duty under the agreement or any written employment or other written policies of our Company.

For purposes of the Employment Agreement and the severance agreements and the change in control severance agreements, “good reason” means, generally, a material diminution in the executive’s authority, duties or responsibilities, a material diminution in the executive’s base compensation or target bonus opportunity, unless such a reduction is imposed across-the-board to senior management, a material change in the geographic location at which the executive must perform his duties, or any other action that constitutes our material breach of the agreement.

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For purposes of the Employment Agreement and the change in control severance agreements, “change in control” is generally defined as:

•
a merger or consolidation in which the Company is a party, or the sale of all or substantially all of the Company’s assets, in either case other than a transaction that results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; or
•
the acquisition by any person of beneficial ownership of the Company’s securities representing more than 50% of the total combined voting power of the Company.

2022 Equity Incentive Plan

We routinely grant our executive officers stock awards pursuant to our 2022 Equity Incentive Plan. In the event of a change of control, if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards, the vesting of each outstanding award shall be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable, as applicable.

Pension Benefits

We do not offer any plans that provide for specified retirement payments and benefits other than a tax-qualified 401(k) plan generally available to all employees.

Nonqualified Deferred Compensation

We do not offer nonqualified deferred compensation.

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Proposal 2—Ratification of Independent Registered Public Accounting Firm

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

FEES FOR PROFESSIONAL AUDIT SERVICES

The following is a summary of fees billed by PricewaterhouseCoopers LLP for the period October 1, 2022 through December 31, 2022:

Fiscal Year 2022 (1)
Audit Fees(2)	$1,494,700
Audit-Related Fees(3)	131,000
Tax Fees(4)	183,000
All Other Fees(5)	178,700
Total Fees	$1,987,400

(1)
For the period post-Separation, from October 1, 2022 through December 31, 2022.
(2)
Represents the aggregate fees billed for the audit of the Company’s financial statements, review of the financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements.
(3)
Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees.”
(4)
Represents the aggregate fees billed for tax compliance, advice and planning.
(5)
Represents the aggregate fees billed for all products and services provided that are not included under “audit fees,” “audit-related fees” or “tax fees.”

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AUDIT COMMITTEE PRE-APPROVAL POLICIES

Before an independent registered public accounting firm is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. All non-audit services provided by PricewaterhouseCoopers LLP during 2022 were pre-approved by the Audit Committee (or by the audit committee of our Former Parent for the pre-Separation period in 2022) in accordance with applicable pre-approval policies.

VOTING AND BOARD OF DIRECTORS’ RECOMMENDATION

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Audit Committee”) has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange ("NYSE") regulations. A copy of the Audit Committee Charter is available on the Company’s website at investor.xperi.com.

The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function and the independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s financial statements for the year ended December 31, 2022 with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard No. 1301, as amended (Communication with Audit Committees), as modified or supplemented. The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence) and the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP from the Company and the Company’s management.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

February 24, 2023

AUDIT COMMITTEE

LAURA J. DURR, CHAIR

DARCY ANTONELLIS

CHRISTOPHER SEAMS

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Certain Relationships and Related Transactions

Since January 1, 2022, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest other than the compensatory transactions described above and the agreements and transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. As permitted by the Delaware General Corporation Law, we have adopted provisions in our restated certificate of incorporation that limit or eliminate the personal liability of our directors to us for monetary damages for a breach of their fiduciary duty as a director, except for liability for:

•
any breach of the director’s duty of loyalty to us or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
•
any transaction from which the director derived an improper personal benefit.

Pursuant to our amended and restated certificate of incorporation and bylaws, we are obligated, to the maximum extent permitted by Delaware law, to indemnify each of our directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. A “director” or “officer” includes any person who is or was a director or officer of us, is or was serving at our request as a director or officer of another enterprise or was a director or officer of a corporation which was a predecessor corporation of us or of another enterprise at the request of the predecessor corporation. Pursuant to our amended and restated certificate of incorporation and bylaws, we also have the power to indemnify our employees to the extent permitted under Delaware law. Our amended and restated certificate of incorporation and bylaws provide that our Board of Directors may authorize the advancement of expenses for the defense of any action for which indemnification is required or permitted. Our amended and restated certificate of incorporation and bylaws permit us to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of us or, at our request, served in such a capacity for another enterprise.

We have entered into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. The indemnification agreements require us, among other things, to:

•
indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors; and
•
advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation or proceeding that may result in claims for indemnification.

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Separation and Relationship with Former Parent

On October 1, 2022, we completed our spin-off from our Former Parent and became an independent publicly-traded company (the "Separation"). In connection with the Separation, we entered into a separation and distribution agreement and several other agreements with our Former Parent to effect the Separation and provide a framework for our relationship with our Former Parent after the Separation. These agreements provided for the allocation between us and our subsidiaries, on the one hand, and our Former Parent and its subsidiaries on the other hand, of the assets, liabilities, legal entities, and obligations associated with our business, on the one hand, and our Former Parent’s business, on the other hand, and govern the relationship between our company and our subsidiaries, on the one hand, and our Former Parent and its subsidiaries, on the other hand, subsequent to the Separation (including with respect to transition services, employee matters, intellectual property matters, tax matters, and certain other commercial relationships).

Separation and Distribution Agreement

In connection with the Separation, we entered into a separation and distribution agreement with our Former Parent. The separation and distribution agreement set forth our agreement regarding the principal actions to be taken in connection with the Separation and certain aspects of our relationship following the Separation.

The separation and distribution agreement identified assets and liabilities to be allocated to each of us and our Former Parent as part of the Separation. Generally, assets and liabilities primarily related to the product business were assigned to or retained by us. In addition, we were allocated 25% of certain general corporate liabilities of our Former Parent that were incurred on or prior to the applicable distribution date. Certain of the liabilities and obligations assumed by a party or for which a party has an indemnification obligation under the separation and distribution agreement and the other agreements relating to the separation continue to be the legal or contractual liabilities or obligations of another party. Such party that continues to be subject to such legal or contractual liability or obligation relies on the other party that assumed the liability or obligation or the other party that undertook an indemnification obligation with respect to the liability or obligation, as applicable, under the separation and distribution agreement, to satisfy the performance and payment obligations or indemnification obligations with respect to such legal or contractual liability or obligation.

To the extent that any transfers of assets or assumptions of liabilities contemplated by the separation and distribution agreement were not consummated on or prior to the applicable distribution date, the parties agreed to cooperate with each other to effect such transfers or assumptions while holding such assets or liabilities for the benefit of the appropriate party so that all the benefits and burdens relating to such asset or liability inure to the party entitled to receive or assume such asset or liability. Each party agreed to use commercially reasonable efforts to take or to cause to be taken all actions, and to do, or to cause to be done, all things reasonably necessary under applicable law or contractual obligations to consummate and make effective the transactions contemplated by the separation and distribution agreement.

Generally, shared contracts were assigned in part if so assignable, or amended, bifurcated or replicated to facilitate the separation of our business from our Former Parent so that the appropriate party receives the rights and benefits and assumes the related portion of any liabilities inuring to the business of the appropriate party, and each party agreed to use commercially reasonable efforts to obtain the consents required to partially assign, amend, bifurcate or replicate any shared contract.

Except as otherwise provided in the separation and distribution agreement, each party released and forever discharged the other party and its subsidiaries and affiliates from all liabilities existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Separation. These releases are subject to certain exceptions set forth in the separation and distribution agreement.

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The separation and distribution agreement provides for cross-indemnities that, except as otherwise provided in the separation and distribution agreement, are principally designed to place financial responsibility for the obligations and liabilities allocated to us under the separation and distribution agreement and financial responsibility for the obligations and liabilities allocated to our Former Parent under the separation and distribution agreement.

Each party’s indemnification obligations are uncapped, subject to reduction by any insurance proceeds or other third-party proceeds received by the party being indemnified that reduce the amount of the loss. In addition, a party’s indemnifiable losses are subject to, in certain cases, a “de minimis” threshold amount and, in certain cases, a deductible amount.

Except as otherwise set forth in the separation and distribution agreement or any ancillary agreement, each party assumed the liability for, and control of, all pending and threatened legal matters related to the liabilities it has been allocated and its ongoing business (unless allocated specifically to one of the other parties), and agreed to indemnify the other party for its indemnifiable losses, if any, arising out of or resulting from such assumed legal matters.

Other matters governed by the separation and distribution agreement include access to financial and other information, confidentiality, access to and provision of records, and separation of guarantees and other credit support instruments.

Tax Matters Agreement

We entered into a tax matters agreement with our Former Parent, which generally governs our respective rights, responsibilities, and obligations with respect to taxes, including taxes arising in the ordinary course of business, taxes, if any, incurred as a result of any failure of the distribution or certain related transactions to qualify as tax-free, and the apportionment of tax attributes. The tax matters agreement also sets forth the respective obligations of the parties with respect to the filing of tax returns, the administration of tax contests, and assistance and cooperation on tax matters.

In general, the tax matters agreement governs the rights and obligations of our Former Parent, on the one hand, and us, on the other hand, after the distribution with respect to taxes for both pre-distribution and post-distribution periods. Under the tax matters agreement, (a) each party is responsible for any taxes imposed on either party or their respective subsidiaries that arise from the failure of the distribution and/or certain related transactions to qualify as tax-free transactions to the extent that such failure is attributable to certain actions taken by such party or such party’s subsidiaries, (b) our Former Parent is generally responsible for (i) taxes payable by it and any of its subsidiaries after the distribution (including any taxes imposed due to an adjustment of taxes due and payable prior to the distribution), and (ii) to the extent not otherwise described in clause (b)(i), taxes required to be paid with respect to any U.S. federal consolidated income tax return and any other consolidated, combined, unitary, or similar income tax return for any taxable period (or portion thereof) ending on or before the distribution date that is required to be filed by any member of our Former Parent or our affiliated groups as common parent, in each case other than any such taxes for which we will be responsible pursuant to (a), and (c) we are generally responsible for taxes payable by us and any of our subsidiaries after the Separation (including any taxes imposed due to an adjustment of taxes due and payable prior to the distribution), other than any such taxes for which our Former Parent will be responsible pursuant to (a). The tax matters agreement also assigns responsibilities for administrative matters, such as the filing of returns, retention of records, and conduct of audits, examinations, or similar proceedings. In addition, the tax matters agreement provides for cooperation and information sharing with respect to tax matters.

Our Former Parent is generally responsible for preparing and filing any tax return that is required to be filed by it or any of its subsidiaries (as determined immediately after the Separation) under applicable law, which tax returns may include us and/or certain of our subsidiaries to the extent such tax returns relate to periods prior to the distribution. We are generally responsible for preparing and filing any tax return that is required to be filed by us or any of our subsidiaries (as determined immediately after the distribution) under applicable law, which tax returns may include certain subsidiaries of our Former Parent to the extent such tax returns relate to periods prior to the distribution. The party that would be primarily responsible for taxes resulting from an audit, examination, or similar proceeding will generally have exclusive authority to control such audit, examination, or similar proceeding, with customary participation and settlement rights for the other party.

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We and our Former Parent are generally entitled to any tax refund to the extent that we or our Former Parent, respectively, are responsible for the underlying tax that is refunded. In addition, during the two-year period following the distribution, the tax matters agreement generally prohibits us and our subsidiaries from taking certain actions that could cause the distribution and certain related transactions, including certain transactions undertaken pursuant to the Internal Reorganization and Business Realignment, to fail to qualify as tax-free transactions. If we or our subsidiaries intend to take an action that is otherwise prohibited as described above, we are generally required to first obtain a favorable IRS ruling or an unqualified tax opinion, in each case in form and substance reasonably satisfactory to our Former Parent, that such action will not affect the tax-free status of the distribution and/or relevant related transactions, as the case may be. If we or our subsidiaries take any of the actions described above and such action results in losses to our Former Parent, we generally will be required under the tax matters agreement to indemnify our Former Parent for such losses, without regard to whether our Former Parent has given prior consent to such action and without regard to whether we obtain an IRS ruling or an unqualified tax opinion with respect to such action. Our indemnity obligations under the tax matters agreement are not subject to a cap.

Employee Matters Agreement

We entered into an employee matters agreement with our Former Parent that identifies employees and employee-related liabilities (and attributable assets) allocated (either retained, transferred, and accepted, or assigned and assumed, as applicable) to us and our Former Parent as part of the Separation, and describes when and how the relevant transfers and assignments occur or will occur. We and our Former Parent agreed to comply with all requirements and obligations to inform, consult, or otherwise notify employees in relation to the transactions contemplated by the employee matters agreement and the separation agreement as required by applicable law.

With some exceptions, we and our Former Parent have assumed or retained or will assume or retain, as applicable, liabilities arising out of or in connection with the employment or termination of the employees identified to us or our Former Parent, as applicable, including under any employee benefit plans, whether arising before or after the Separation.

With some exceptions, the employee matters agreement does not provide for any transfer of assets or liabilities between or in respect of any defined benefit pension plan, nonqualified deferred compensation plan or other post-employment pension benefit plan, but provides for the transfer of our Former Parent's 401(k) retirement plan and all applicable accounts, underlying assets, and related trusts and agreements to us. The employee matters agreement provides for the equitable adjustment of existing equity awards denominated in the common stock of our Former Parent to reflect the occurrence of the distribution and for the treatment of our Former Parent's employee stock purchase plan. With some exceptions, we and our Former Parent have assumed liabilities for accrued but unused vacation benefits for employees identified to us or our Former Parent, as applicable.

Cross Business License Agreement

We entered into a cross-business license agreement (“CBLA”) with our Former Parent, pursuant to which our Former Parent licensed to us certain patents owned by our Former Parent or its affiliates that are necessary or useful in our business. There are no restrictions preventing our Former Parent from establishing operations in entertainment-related products or services or on us from establishing operations in intellectual property licensing activities after the separation.

We and our affiliates have a non-exclusive license under certain existing, developed, and acquired patents of our Former Parent to make and have made, sell, offer for sale, lease, offer for lease, import, export, license, or otherwise transfer directly or indirectly to us and our affiliates’ customers, and use, and permit us and our affiliates’ customers to use (a) media licensed products, including (i) certain video entertainment software platforms and the hardware on which such video entertainment software platforms run, to the extent such hardware is used to execute the functions of such video entertainment software platforms and (ii) certain products and services acquired by us pursuant to an acquisition of a line of business (except, in each case, for such products sold to certain excluded customers), and (b) non-media licensed products, including certain products and services not specifically for use in the field of video or other digital media consumption or delivery. We and our affiliates may grant to manufacturers, suppliers, distributors, and resellers of licensed products, limited non-exclusive sublicenses under the licensed patents solely for the purpose of allowing such persons to make, have made, sell, offer for sale, lease, offer for lease, import, export, license or otherwise transfer and/or use licensed products on behalf of and for the benefit of us and our affiliates as licensed under the CBLA.

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For Pay-TV products, we may have to pay certain recurring monthly license fees or annual license fees depending on the territory in which the products are provided to subscribers or customers. For non-Pay-TV products, we may have to pay certain per unit or annual license fees depending on the territory in which the products are provided to customers.

Except for certain indemnification obligations of our Former Parent and for a party’s breach of its confidentiality obligations, neither party is liable to the other party for any special, indirect, incidental or consequential damages. There is no aggregate liability cap under the CBLA.

The term of the CBLA is 10 years from the effective date. Subject to certain exceptions, our Former Parent may terminate the CBLA if any of our entities directly or indirectly challenges the validity or enforceability of any licensed patent in any court or administrative agency or provides financing or direction for such challenge by a third party. Either party may terminate the CBLA for material breach by the other party. There is no termination for convenience right by either party. Subject to a number of exceptions (including with respect to certain license grants), if either party terminates the CBLA prior to the end of the term, all of the terms of the CBLA survive for the remainder of the term.

As further consideration for our Former Parent's grants and obligations under the CBLA, in the context of the broader separation and consideration between our Former Parent and us, including the rights and the value of the assets retained by our Former Parent under the separation agreement, we agreed to provide certain unique services to our Former Parent under the CBLA, including inventor support and litigation support.

The CBLA addresses scenarios where we may acquire or divest certain entities or be acquired by a third party and where our Former Parent may sell certain of its patents, divest certain entities, or acquire certain entities and outlines the ramifications of each such event. The CBLA includes an indemnity from our Former Parent to us for infringement claims in limited circumstances. The parties will have the option, in certain circumstances, to purchase certain patents from each other.

Transition Services Agreement

We entered into a transition services agreement with our Former Parent pursuant to which we and our subsidiaries agreed to provide to our Former Parent and its subsidiaries various services for a transitional period. The services include back office functions and assistance with regard to administrative tasks relating to day-to-day activities as needed, including finance, accounting and tax activities, IT services, customer support, facilities services, human resources, and general corporate support, as well as pass-through services provided by certain vendors. The transition services are specified in a schedule to the agreement, and additional services may be added by mutual agreement of the parties.

Data Sharing Agreement

We entered into a data sharing agreement with our Former Parent which provides a binding framework for the sharing of data between us and our respective subsidiaries. The data sharing agreement sets forth the rights and obligations of the parties with respect to the retention and care of records, the handling of requests for information and the sharing of data in a legally compliant manner.

Relationship with our Chief Content Officer

Bill Neighbors serves as our Chief Content Officer and is the brother-in-law of our Chief Executive Officer and director Jon E. Kirchner. During the year ended December 31, 2022, Mr. Neighbors received from us or the Former Parent (as applicable to pre- or post-Separation periods) an aggregate amount of approximately $330,068 in base salary, $113,725 in bonus, $6,975 in cash incentives, and restricted stock unit grants with an aggregate grant date fair value of $194,988. Mr. Neighbors’ current base annual salary is $340,728 and he is eligible for a target bonus of 45% of his base annual salary.

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PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

As provided by the Company’s written Audit Committee Charter and in accordance with the Related Person Transactions Policy, the Audit Committee will review and approve all applicable related party transactions on an ongoing basis. The Company’s written Code of Business Conduct and Ethics Policy requires that all directors, officers and employees make appropriate disclosure of any situation that could give rise to a conflict of interest to the Company’s Chief Legal Officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2022, Messrs. Seams and Habiger, and Ms. Antonellis, served as members of the Compensation Committee. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries during their appointment on the Compensation Committee. In addition, during the year ended December 31, 2022, none of our executive officers served as a member of the Board of Directors or Compensation Committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.

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Stockholder Proposals for the 2024 Annual Meeting of Stockholders

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit to the Board of Directors proposals to be presented at the 2024 Annual Meeting of Stockholders. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary and received at our principal executive offices at the address set forth above no later than November 15, 2023 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting.

Our bylaws, as amended to date, also provide for separate advance notice requirements to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Our bylaws also specify requirements as to the form and content of a stockholder’s notice.

The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

XPERI - Proxy Statement	52

Other Matters

We are not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Accompanying this proxy statement is our Annual Report on Form 10-K for the year ended December 31, 2022. Copies of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, are available free of charge on our website at investor.xperi.com, or you can request a copy free of charge by calling Investor Relations at 408-519-9100 or sending an e-mail request to IR@xperi.com. Please include your contact information with the request.

By Order of the Board of Directors

XPERI INC.

Sincerely,

REBECCA K. MARQUEZ

Secretary

San Jose, California

March 14, 2023

XPERI - Proxy Statement	53

XPERI®

XPERI INC.
2190 GOLD STREET
SAN JOSE, CA 95002

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 PM PDT on April 26, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 PM PDT on April 26, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98947-P87704 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XPERI INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Darcy Antonellis	☐	☐	☐
1b. Laura J. Durr	☐	☐	☐
1c. David C. Habiger	☐	☐	☐
1d. Jon E. Kirchner	☐	☐	☐
1e. Christopher Seams	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

D98948-P87704

XPERI INC.
Annual Meeting of Stockholders
April 27, 2023 7:30 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jon E. Kirchner and Robert Andersen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of XPERI INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 AM PDT on April 27, 2023, at Cambria Hotel Calabasas, 26400 Rondell Street, Calabasas, CA 91302, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Your **Vote** Counts!

XPERI INC.

2023 Annual Meeting
Vote by April 26, 2023
8:59 PM PDT

XPERI

XPERI INC.
2190 GOLD STREET
SAN JOSE, CA 95002

D98950-P87704

You invested in XPERI INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 27, 2023.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

PV

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

April 27, 2023
7:30 AM PDT

Cambria Hotel Calabasas
26400 Rondell Street
Calabasas, CA 91302

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

iew of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Darcy Antonellis For 1b. Laura J. Durr For 1c. David C. Habiger For 1d. Jon Kirchner For 1e. Daniel Moloney For 1f. Tonia O'Connor For 1g. Raghavendra Rau For 1h. Christopher A. Seams For 2. To approve an ammendment to 2020 Equity Incentive Plan. For 3. To approve an ammendment to 2020 Employee Stock Purchase Plan. For 4. To hold an advisory vote to approve the compensation of the Company's named executive officers;and For 5. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its year ending December 31, 2022. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-deli